Exhibit 10.1

Paramount Acquisition Corp.

787 7th Avenue, 48th Floor

New York, New York 10019

April 21, 2007

EarlyBirdCapital, Inc.

275 Madison Avenue

Suite 1203

New York, New York 10016

Gentlemen:

Reference is made to the letter agreements, dated July 25, 2005 (each, a “Letter Agreement”), between EarlyBirdCapital, Inc., Paramount Acquisition Corp. and each of Lindsay A. Rosenwald, Lindsay A. Rosenwald 2000 Family Trusts, J. Jay Lobell, I. Keith Maher, Michael Weiser, Arie Belldegrun and Isaac Kier.

Paragraph 2 of each Letter Agreement is hereby amended by replacing the phrase “effective date (“Effective Date”) of the registration statement relating to the IPO” with the phrase “consummation of the IPO”.  Notwithstanding such amendment, the phrase “Effective Date” as used elsewhere in each Letter Agreement shall continue to mean the effective date of the registration statement relating to the IPO.

Very truly yours,

PARAMOUNT ACQUISITION CORP.

		By:	/s/ J. JAY LOBELL
J. Jay Lobell
Chief Executive Officer

ACNOWLEDGED AND AGREED:

EARLYBIRDCAPITAL, INC.

By:	/s/ STEVEN LEVINE
Name: Steven Levine
Title: CEO